                                                                   EXHIBIT 10.10










                                 LEASE AGREEMENT







                              1010 SHOPPING CENTER

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 - LEASED PREMISES..................................................2
      Section 1.1   Shopping Center..........................................2

ARTICLE 2 - LEASE TERM.......................................................2
      Section 2.1.  Initial Term.............................................2
      Section 2.2.  Option Terms.............................................2
      Section 2.3.  Lease Year...............................................3

ARTICLE 3 - RENT.............................................................3
      Section 3.1.  Fixed Annual Minimum Rent................................3
      Section 3.2.  Interest.................................................4
      Section 3.3.  Place of Payment.........................................4
      Section 3.4.  No Setoff................................................4

ARTICLE 4- INTENTIONALLY OMITTED.............................................4

ARTICLE 5 - CONSTRUCTION OF LEASED PREMISES..................................4
      Section 5.1.  Landlord's Work..........................................4
      Section 5.2.  Tenant's Work............................................4
      Section 5.3.  Title to Improvements....................................5
      Section 5.4.  Signs on Building........................................5

ARTICLE 6- UTILITY SERVICES..................................................5
      Section 6.1.  Construction and Operation...............................5
      Section 6.2.  Maintenance..............................................5
      Section 6.3.  Interruption.............................................5

ARTICLE 7 - USE   OF LEASED PREMISES.........................................6
      Section 7.1.  Use......................................................6
      Section 7.2.  Prohibited Uses..........................................6
      Section 7.3.  Restrictive Covenant.....................................6

ARTICLE 8- COMMON AREAS; PARKING.............................................7
      Section 8.1.  Common Areas.............................................7
      Section 8.2.  Nonexclusive Use.........................................7
      Section 8.3.  Management of Common Areas...............................7
      Section 8.4.  Parking..................................................7
      Section 8.5.  Driveways; Access........................................8
      Section 8.6.  Common Area Charges......................................8
      Section 8.7    Tenant's Sidewalks......................................9

ARTICLE 9- TENANT'S PROPORTIONATE SHARE......................................9
      Section 9.1.   Tenant's Proportionate Share............................9

ARTICLE 10-TAXES.............................................................9
      Section 10.1.  Monthly Payments........................................9
      Section 10.2.  Right to Contest.......................................10
      Section 10.3.  Personal Property Taxes................................10
      Section 10.4.  Additional Taxes for Leasehold Improvements............10

ARTICLE 11 - REPAIRS, MAINTENANCE, ALTERATIONS..............................10
      Section 11.1.  Repairs By Landlord....................................10
      Section 11.2.  Repairs By Tenant......................................11
      Section 11.3.  Failure to Make Repairs................................11
      Section 11.4.  Access For Repairs.....................................11
      Section 11.5.  Year 2000 Compliance...................................11
      Section 11.6.  Alterations............................................11
      Section 11.7.  Signs..................................................12

ARTICLE 12- INDEMNITY; INSURANCE; MUTUAL WAIVER OF SUBROGATION..............12
      Section 12.1.  Tenant's Indemnification...............................12
      Section 12.2.  Tenant's Insurance.....................................12
      Section 12.3.  Landlord's Insurance...................................13
      Section 12.4.  Mutual Waiver of Subrogation...........................13

ARTICLE 13- DAMAGE BY FIRE OR OTHER CASUALTY................................14
      Section 13.1.  Damage by Fire or Other Casualty.......................14

ARTICLE 14- EMINENT DOMAIN..................................................14
      Section 14.1.  Entire Taking..........................................14
      Section 14.2.  Tenant's Right to Terminate............................14
      Section 14.3.  Landlord's Right to Terminate..........................15
      Section 14.4.  Damages................................................15

ARTICLE 15 - ASSIGNMENT AND SUBLETTING......................................15
      Section 15.1.  Consent Required.......................................15
      Section 15.2.  Landlord's Right to Terminate..........................16
      Section 15.3.  Transfer by Landlord...................................17
      Section 15.4.  Corporate or Partnership Ownership.....................17

ARTICLE 16- SUBORDINATION OF LEASE..........................................18
      Section 16.1.  Subordination..........................................18
      Section 16.2.  Nondisturbance and Attornment..........................18

ARTICLE 17- TITLE AND QUIET POSSESSION......................................18
      Section 17.1.  Quiet Possession.......................................18

ARTICLE 18 - HAZARDOUS SUBSTANCES...........................................18
      Section 18.1.  Hazardous Substances...................................18

ARTICLE 19- MECHANICS' LIENS................................................19
      Section 19.1.  Mechanics' Liens.......................................19
      Section 19.2.  Right to Contest.......................................19

ARTICLE 20- ADDITIONAL RENT.................................................19
      Section 20.1.  Additional Rent........................................19

ARTICLE 21 - DEFAULT BY TENANT..............................................20
      Section 21.1.  Events of Default......................................20
      Section 21.2.  Remedies...............................................20
      Section 21.3.  Landlord's Right to Cure...............................22
      Section 21.4.  Remedies Cumulative....................................22

ARTICLE 22- DEFAULT BY LANDLORD.............................................22
      Section 22.1.  Notice of Default......................................22
      Section 22.2.  Tenant's Right to Cure.................................22
      Section 22.3.  Remedies Cumulative....................................23

ARTICLE 23- GOING DARK......................................................23
      Section 23.1.  Going Dark; Notice; Termination........................23
      Section 23.2.  Continuation of Lease..................................23
      Section 23.3.  Failure to Serve Going Dark Notice.....................24

ARTICLE 24- NOTICES.........................................................24
      Section 24.1.  Form of Notice.........................................24
      Section 24.2.  Time of Delivery.......................................24

ARTICLE 25 - SURRENDER OF PREMISES..........................................24
      Section 25.1.  Surrender..............................................24

ARTICLE 26-- ESTOPPEL CERTIFICATES..........................................25
      Section 26.1.  Content of Certificate.................................25
      Section 26.2.  Failure to Deliver Certificate.........................25

ARTICLE 27- ACCESS TO PREMISES..............................................25
      Section 27.1.  Access to Premises.....................................25
      Section 27.2.  Display by Landlord....................................25

ARTICLE 28- RIGHT OF FIRST REFUSAL..........................................25
      Section 28.1.  Tenant's Right of First Refusal........................25

ARTICLE 29- MISCELLANEOUS...................................................26
      Section 29.1.  Waiver.................................................26
      Section 29.2.  Relationship of Landlord and Tenant....................26
      Section 29.3.  Choice of Laws.........................................26
      Section 29.4.  Invalidity; Severability...............................27
      Section 29.5.  Captions...............................................27
      Section 29.6.  Short-Form Lease.......................................27
      Section 29.7.  Complete Agreement.....................................27
      Section 29.8.  Force Majeure..........................................27
      Section 29.9.  Counterparts...........................................27
      Section 29.10. Landlord and Tenant....................................27
      Section 29.11. Successors and Assigns.................................28
      Section 29.12. Consent................................................28

                                    EXHIBITS



EXHIBIT A........................................................ Floor Plan


EXHIBIT B........................................................ Parking Layout


EXHIBIT C........................................................ Site Plan

                                 LEASE AGREEMENT
                                   FACT SHEET


DATE:                   August 27, 1999

LOCATION:               1010 East Kimberly Road
                        Davenport, Iowa

LANDLORD:               PARTNERSHIP 1010, LLP

TENANT:                 NATIONAL TECHTEAM, INC.

INITIAL
LEASE TERM:             Five (5) years, computed as set forth in Article 2.

OPTIONS:                Two (2) Five (5) year options as set forth in Article 2.

FIXED ANNUAL
MINIMUM RENT:           Year 1                                  $ 96,876
                                                                   2.400
                                                                --------
                                                                $ 99,276

                        Years 2 & 3                             $100,913
                                                                   2.700
                                                                --------
                                                                $103,613

                        Years 4 & 5                             $104,949
                                                                   3.000
                                                                --------
                                                                $107,949
OPTION
RENT:                   First Option:                           $119,224
                        Years 6- 10

                        Second Option:                          $137,824
                        Years 11-15


RENTABLE FLOOR
AREA OF LEASED
PREMISES:               17,346 square feet.

                                 LEASE AGREEMENT


         THIS LEASE, Made this 27th day of August, by and between PARTNERSHIP 1010, LLP, a Minnesota limited liability partnership, whose address is 2200 Pillsbury Center South, 220 South Sixth Street, Minneapolis, Minnesota 55402 (`Landlord") and NATIONAL TECHTEAM, INC.. whose address is 835 Mason, Suite 200, Dearborn, Michigan 48124.

                           ARTICLE 1 - LEASED PREMISES

         Section 1.1 Shopping Center. Landlord hereby Leases unto Tenant and Tenant hereby Leases from Landlord, 17,346 square feet of rentable floor area ("Rentable Floor Area") constituting part of the 1010 Shopping Center in the City of Davenport, County of Scott, State of Iowa, situated upon land legally described as Lot 2, Block 1, Partnership 1010 Subdivision, Scott County, Iowa (the "Land"). The term "Shopping Center", as used herein, shall mean the above-described Land, together with all buildings or other improvements located thereon from time to time. The adjacent free-standing parcels, Lot 1 and Lot 3, Partnership 1010 Subdivision ("Freestanding Parcels"), are subject to this Lease only to the extent provided in any operating and easement agreements which may hereafter be entered into between Landlord and the owner of the Free-standing Parcels ("Free-standing O.E.A.") and as specifically provided herein. The premises leased to Tenant consist of the Rentable Floor Area shown outlined and cross-hatched in blue on Exhibit A, attached hereto and made a part hereof, which premises are hereinafter referred to as the "Leased Premises."

                             ARTICLE 2 - LEASE TERM

         Section 2.1. Initial Term. The initial term hereof ("Initial Term") shall be five (5) years and shall commence on the date upon which the first of the following events shall occur ("Commencement Date"):

                  (a)      Tenant opens for business in the Leased Premises; or


                  (b)      September 4, 1999.

         Within fifteen (15) days after the Commencement Date, Landlord shall confirm the exact day of the month of commencement and the exact termination date of the Term hereof by written notice thereof to Tenant.

         Section 2.2. Option Terms. Tenant shall have the right, by notice to Landlord given at least six (6) months prior to the expiration of the Initial Term, to extend the term of this Lease under the same terms and conditions as set forth herein, except rent, for a period of five (5) years ("First Option Term"). Tenant, may by notice given at least six (6) months prior to the expiration of the First Option Term, extend the term of this Lease, under the same terms and conditions, except rent, for one (1) additional five (5) year period ("Second Option Term"); the First and Second Option Terms are collectively called the "Option Terms"). The rent to be paid during the Option Terms is set forth in Article 3 hereof As used herein, reference to the `Term' hereof shall be deemed to include the Initial Term and the Option Terms. If Tenant fails to exercise its First Option Term on or before the date specified above, Tenant's right to exercise the Second Option Term shall cease.

         Section 2.3. Lease Year. The term "Lease Year" as used in this Lease shall mean a period of twelve (12) consecutive calendar months, the first full Lease Year commencing on the first day of the first full calendar month after the Commencement Date, and each portion of the Lease Term which is less than a Lease Year as hereinbefore defined shall be deemed a "Partial Lease Year."

                                ARTICLE 3 - RENT

         Section 3.1. Fixed Annual Minimum Rent. Tenant hereby covenants and agrees to pay to Landlord for the Leased Premises fixed annual minimum rent ("Fixed Annual Minimum Rent") in the following amounts:

                  (a) For the first Partial Lease Year and for the first Lease Year $99,276, being the sum of (i) an amount equal to the product derived by multiplying $6.00 per square foot times 16,146 square feet and (ii) an amount equal to the product derived by multiplying $2.00 per square foot times 1,200 square feet, and shall be payable in equal monthly installments of $8,273;

                  (b) For each of the Lease Years two and three, $103,613, being the sum of (i) an amount equal to the product derived by multiplying $6.25 per square foot times 16,146 square feet and (ii) an amount equal to the product derived by multiplying $2.25 per square foot times 1,200 square feet, and shall be payable in equal monthly installments of $8,634;

                  (c) For the fifth Lease Year, $107,949, being the sum of (i) an amount equal to the product derived by multiplying $6.50 per square foot times 16,146 square feet and (ii) an amount equal to the product derived by multiplying $2.50 per square foot times 1,200 square feet, and shall be payable in equal monthly installments of $8,996;

                  (d) During the First Option Term, for each of the 6th through 10th Lease Years, the following amounts:


                                               Annually                  Monthly
                                               --------                  -------
                                               $119,224                  $9,935

                  (e) During the Second Option Term, for each of the 11th through 15th Lease Years, the following amounts:


                                               Annually                 Monthly
                                               --------                 -------
                                               $137,824                 $11,485

         The Fixed Annual Minimum Rent shall be payable in advance in equal monthly installments ("Fixed Monthly Rent") on or before the first day of each and every calendar month during the Term hereof Should the Initial Term commence or terminate on a day other than the first day of a month, the Fixed Monthly Rent shall be prorated accordingly. For all purposes of this Lease, the Rentable Floor Area of the Leased Premises shall be deemed to be 17,346 square feet, and the Leased Premises, for the purpose of determining proportionate share shall be deemed to be 17,346 square feet.

         Section 3.2. Interest. If, after fifteen (15) days notice, any payments required to be paid by Tenant under the provisions of this Lease shall remain unpaid, such payments shall bear interest at the lower of (i) the highest permitted by law or (ii) the rate of eighteen percent (18) per annum from the due date of each such payment until the date actually paid by Tenant.

         Section 3.3. Place of Payment. Fixed Monthly Rent, Additional Rent and other sums payable under this Lease shall be paid to Landlord do John X. Stratton, Equity Growth Group Management, 2117 State Street, Suite 350, Bettendorf, Iowa 52722, or such other place as may be designated by Landlord in writing.

         Section 3.4. No Setoff Tenant waives and disclaims any present or future right to withhold any rent payment or other payment due under this Lease, or to setoff any obligation of Landlord against any such payment, however incurred, and agrees that it will not claim or assert any right to so withhold or setoff.

                        ARTICLE 4 - INTENTIONALLY OMITTED


                   ARTICLE 5 - CONSTRUCTION OF LEASED PREMISES

         Section 5.1. Landlord's Work. Landlord's only obligation under this
Section 5.1 is to deliver the Leased Premises to Tenant in a neat and clean condition. Tenant is taking the space on an "as-is" basis; provided, however, that Landlord shall contribute $16,146 per year towards Tenant's tenant improvement costs, one twelfth of which amount ($1,345.50) shall be credited against the monthly minimum rent due hereunder.

         Section 5.2. Tenant's Work. Tenant shall commence installation of its fixtures and equipment as soon as practicable. Tenant shall promptly complete such installation free of any liens or third-party claims as a result thereof Tenant's work by Tenant shall conform to all applicable statutes, ordinances, rules, regulations and codes and to the requirements of any other regulatory authority. Tenant's work shall be done with skilled help which will cause no interference with the remainder of the Shopping Center. Tenant shall furnish Landlord with all certificates and approvals relating to any work or installations done by Tenant that may be required by any governmental authority or by the state board of fire underwriters. Tenant shall diligently and continually prosecute such work to completion and with all due diligence shall open for business in the Leased Premises.

         Section 5.3. Title to Improvements. The title to all alterations and improvements to the Leased Premises made, furnished or installed at or by the expense of either Landlord or Tenant shall vest in Landlord upon the installation thereof.

         Section 5.4. Signs on Building. To the extent set forth in Tenant's working drawings and approved by Landlord, Tenant shall be permitted to install its sign or signs at its expense on the exterior front wall of the Leased Premises, subject to applicable local ordinances, codes, rules and regulations.

                          ARTICLE 6 - UTILITY SERVICES

         Section 6.1. Construction and Operation. Landlord agrees to cause mains, conduits and other facilities to be provided and maintained to supply utilities to the Leased Premises. Tenant shall pay, as they become due and payable and before they become delinquent, the actual cost of all charges for electricity, heat, air conditioning, water, gas, fuel, telephone, sewage usage, garbage disposal, refuse removal, and any other utility service furnished to the Leased Premises during the Term hereof Such utilities shall be separately metered.

         Section 6.2. Maintenance. Landlord shall pay for the operation and maintenance of a system designed to heat, air condition and ventilate the Leased Premises ("HVAC" system). Landlord, if it elects to do so, shall carry a maintenance and service contract with a reputable company for all HVAC equipment on the Leased Premises. All costs associated with the operation and maintenance of the HVAC system, including the cost of the maintenance and service contract (but exclusive of the cost of replacing a unit) shall be part of the Common Area Charges.

         Section 6.3. Interruption. Landlord shall not be liable in damages or otherwise if the furnishing by Landlord or by any other supplier of any utility service or other service to the Leased Premises shall be interrupted or impaired except where caused by Landlord's gross negligence or willful misconduct. Under no circumstances shall Landlord be liable for any consequential damages which may occur as a result of the interruption of utility services, regardless of the cause of such interruption.

                       ARTICLE 7 - USE OF LEASED PREMISES

         Section 7.1. Use. The Leased Premises may be used and occupied only as an office and telecommunications facility and computer service related businesses, including a training and/or distribution center, and for no other use or purpose without the written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion. Tenant covenants and agrees to comply with all statutes, ordinances, rules, orders, regulations and requirements of federal, state, county, city and other governmental authorities regulating the use by Tenant of the Leased Premises and all insurance company requirements affecting the cleanliness, safety, use and occupation of the Leased Premises.

         Section 7.2. Prohibited Uses. The Leased Premises shall be used only for business and commercial purposes. Tenant shall not obstruct the common areas or use the same for business or display purposes, nor abuse the building, other improvements, fixtures or personal property constituting the Shopping Center (including, without limitation, walls, ceilings, partitions, floors and wood, stone and iron work), nor use plumbing for any purpose other than that for which constructed, nor make or permit any noise or odor objectionable to the public, to other occupants of the building or to the Landlord to emit from the Leased Premises (except that Tenant shall be allowed to maintain a standby generator, which Tenant shall be allowed to test once each week and to use at all times when electrical service to the Leased Premises is not available, regardless of the cause); nor create, maintain or permit a nuisance thereon; nor do any act tending to injure the reputation of the Shopping Center; nor without Landlord's prior written consent place or permit any radio or television antenna, loud speaker or sound amplifier, or any phonograph or other devices similar to any of the foregoing outside of the Leased Premises or at any place where the same may be seen or heard outside of the Leased Premises; nor, where loading and delivery facilities are provided, to permit trucks or other delivery vehicles while being used for any such purpose to be parked at any place within the Shopping Center except such facilities as are specifically provided for such purpose. Tenant shall not permit any blinking or flashing light to emit from the Leased Premises. Tenant shall keep the Leased Premises and loading platform areas allowed for the use of Tenant, clean and free from rubbish and dirt at all times, and shall store all garbage within or adjacent to the Leased Premises and will make the same available for regular pickup which Tenant will arrange at Tenant's expense. Tenant shall not bum any trash or garbage at any time in or about the Shopping Center.

         Section 7.3. Restrictive Covenant. Tenant agrees that during the Term of this Lease, neither Tenant nor its subsidiaries, affiliates, partners, successors, officers, directors or principal stockholders, any franchisees operating the Leased Premises or their assigns or any entity in which they or any of them now have or hereafter may have an interest, will operate or permit the operation of a retail sporting goods store within a radius of three (3) miles from the perimeter of the Shopping Center.

         Landlord agrees that during the term of this Lease neither Landlord nor its affiliates, partners, successors, franchisees or assigns, or any entity in which they or any of them now have or hereafter may have an interest, will operate or permit the operation in the Shopping Center of a business offering computer support services via telecommunication services.

                        ARTICLE 8 - COMMON AREAS: PARKING

         Section 8.1. Common Areas. For the purposes of this Lease, the term "Common Areas" shall be defined as all that portion of Shopping Center improvements and grounds, excepting that area which is presently leased to Tenants, areas held for lease to Tenants or areas hereafter leased to Tenants. Landlord has made no representation as to the identity, type, size or number of other stores or tenancies in the Shopping Center, and Landlord reserves the unrestricted right to change the building perimeters, driveways, parking areas, store sizes and identity and type of other stores or tenancies and to add buildings and other structures; provided only that the size of the

Leased Premises, reasonable access to the Leased Premises, and minimum parking facilities as hereinafter provided shall not be substantially or materially impaired, subject to the provisions of Article 14.

         Section 8.2. Nonexclusive Use. Landlord hereby grants to Tenant, its employees, customers and invitees, the nonexclusive right during the Term of this Lease to use for the purposes intended, the Common Areas of the Shopping Center from time to time constituted, such use to be in common with Landlord, all tenants of Landlord and its and their employees, customers and invitees, and others to whom Landlord has or may hereafter grant rights, except when the same are being repaired. Tenant shall not at any time interfere with the rights of Landlord and other Tenants, its and their employees, customers and invitees, and others to whom Landlord has or may hereafter grant rights, to use any part of the Common Areas.

         Section 8.3. Management of Common Areas. Except as otherwise expressly provided herein, Landlord agrees to manage, operate and maintain during the Term of this Lease all Common Areas and common facilities within the Shopping Center. The manner in which such areas and facilities shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord, who shall have the right to adopt and promulgate reasonable rules and regulations, from time to time, including the right to designate parking areas for the use of employees of tenants of the Shopping Center and procedures and penalties necessary for enforcing employee parking rules. Landlord shall have the right to use portions of the Common Areas for the purpose of displays, promotions, programs, games or other uses which may be of interest to all or part of the general public, and to Lease space in the Common Areas for stands, carts and other types of free standing structures for the conduct of business and to retain the rents and other income therefrom, except that Landlord shall not permit any uses to be made of the Common Areas directly in front of the Leased Premises to be used for any purpose other than sidewalk and parking without the consent of Tenant.


         Section 8.4. Parking. As of the Commencement Date, Landlord shall have provided adequate sidewalks, driveways, roadways and entrances for automotive and pedestrian ingress and egress to and from the Leased Premises and adjacent public streets and highways. Landlord shall also have provided parking areas as shown on Exhibit B, which parking spaces shown on Exhibit B shall be exclusively for the parking of private vehicles of customers, licensees, subtenants, employees and invitees of tenants of buildings in the Shopping Center and the freestanding Parcels; provided that, Landlord may contract for mutual easement rights of reciprocal parking and ingress and egress to the parking areas of adjoining landowners. Landlord shall use reasonable efforts not to allow unauthorized parking in the parking areas. Tenant will instruct its employees to park in those areas designated by Landlord as "Employee Parking" on Exhibit B and will use all reasonable means available to Tenant to enforce such parking regulations. Without limiting the foregoing, at Landlord's request, after repeated violation of the parking rules by Tenant's employees, Tenant will undertake to cause all of its employees to affix stickers to their vehicles identifying such vehicles as employee-operated vehicles. Employee-operated vehicles shall not be parked in those areas of the parking lot designated as "Retail Parking" on Exhibit B, and Landlord shall have the right, without incurring any liability therefore, to remove all employee-operated vehicles from the Retail Parking areas. Landlord shall post conspicuous signs identifying on the parking lot as "National Tech Team Parking" those areas shown on Exhibit B as "National Tech Team Parking." Landlord shall also use reasonable efforts to prohibit and prevent the employees of other tenants in the Shopping Center from parking in the National Tech Team Parking area. Except as otherwise contained in this Lease or unless required by government authority, the parking areas shall not be altered or diminished in any material way without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed.

         Section 8.5. Driveways: Access. Landlord shall provide paved driveways running from the adjoining public streets on the front and rear of the Leased Premises in order to secure convenient ingress and egress from said public streets to the front and rear entrances of the Leased Premises for the purpose of receiving and delivering fixtures, merchandise and other property. Such driveways shall be of sufficient width to permit the passage, unloading and, if necessary the turning around of trailer trucks and other commercial vehicles.

         Section 8.6. Common Area Charges. Tenant agrees to pay as Additional Rent over and above all other payments called for in this Lease, a sum equal to Tenant`s Proportionate Share of the costs of operation and maintenance of all Common Areas of the Shopping Center and the Free-standing Parcels, to the extent set forth in any Free-standing O.E.A. ("Common Area Charges"), including building exteriors, structures and roofs, including but not limited to the cost of insuring, operating, lighting, cleaning, snow removal, trash removal, security guards or patrols, traffic regulation, painting and maintenance, paving, curbs, sidewalks, parking areas, landscaping, drainage and lighting facilities, and including the cost of common area utilities, decorations, maintenance and service contracts related thereto, all salaries, benefits, payroll taxes and compensation connected with such operation and maintenance, and an annual management fee in an amount not to exceed $16,000 per year (adjusted annually to reflect increases in the Consumer Price Index) for managing the Shopping Center and paying all administrative costs of Landlord in relation thereto. Tenant's Proportionate Share of the Common Area Charges shall be paid in monthly payments with the payments of Fixed Monthly Rent. The monthly payments shall be based on Landlord's reasonable estimate of the costs subject hereto. If, at the end of any Lease year, the amount paid by Tenant is less than Tenant's Proportionate share, as shown by a detailed statement of said costs to be furnished by Landlord to Tenant, the balance as shown on said statement shall be paid within ten (10) days. If, at the end of any such Lease year, the amount of Common Area Charges paid by Tenant is greater than its Proportionate Share, the excess shall, at the option of Tenant, be credited against the next payments due hereunder, or Landlord shall promptly refund the excess to Tenant. Tenant's obligation under this section 8.6 for any partial Lease year shall be prorated on a per diem basis. If any tenant of the Shopping Center maintains any portion of the Common Area in the Shopping Center in whole or in part, or any facilities therein or furnishes any services which would otherwise be included as Common Area Charges or pays directly for costs which would otherwise be included in Common Area Charges, its costs thereof and the square foot area of its premises shall be excluded in determining Tenant's obligation hereunder to the extent of the maintenance or services furnished by or costs incurred by said tenant.

         Within one year after the close of a calendar year, Tenant, upon not less than 15 day's advance notice, shall have the right, at Tenant's cost, to audit Landlord's books and records relative to Common Area Charges. If such audit discloses that Tenant was overcharged in any one year by more than 4%, Landlord, in addition to reimbursing Tenant for the amount overcharged, shall pay for the cost of the audit (exclusive of travel, meals and lodging expense) up to a maximum cost of $3,000.

         Section 8.7. Tenant's Sidewalks. Notwithstanding the above, Tenant shall keep all walkways and sidewalks adjoining the Leased Premises free of ice and snow, at Tenant's sole cost and expense.

                    ARTICLE 9 - TENANT'S PROPORTIONATE SHARE

         Section 9.1. Tenant's Proportionate Share. As used herein, Tenant's "Proportionate Share" shall be equal to a fraction, the numerator of which shall be the Rentable Floor Area of the Leased Premises and the denominator of which shall be the gross leasable area of the main floor of all of the buildings comprising the Shopping Center. On the Commencement Date, Tenant's Proportionate Share shall be 2 1.59%.

                               ARTICLE 10 - TAXES

         Section 10.1. Monthly Payments. Tenant shall reimburse Landlord for all real estate taxes and all assessments and interest payable therewith, and any taxes in lieu thereof which may be levied upon or assessed against the Shopping Center and which are payable during each calendar year in which this Lease is in effect (hereinafter sometimes referred to as "Taxes"). One-twelfth (1/12th) of the annual amount due shall be payable on the first day of each month, and shall be added to the Fixed Monthly Rent. Such amount shall be based on Landlord's reasonable estimate until the actual amounts are available, and, when available, an adjustment shall be made, and any difference shall be payable based on Tenant's Proportionate Share. Tenant's Proportionate Share of the Taxes for the first and last calendar years of the Lease Term shall be prorated based upon the number of days of said calendar year during which the Term of this Lease is in effect. As to any Taxes payable, at Landlord's or Tenant's option, in installments, Landlord shall elect to pay such Taxes over the maximum term and Tenant shall be responsible to pay only such installments, plus interest, as become due and payable during any Lease Year in which this Lease is in effect. Tenant shall have no obligation to pay special assessments due and payable in any year subsequent to the Lease Year in which the Term of this Lease expires.

         Section 10.2. Right to Contest. Landlord shall have the exclusive right to contest the amount of the Taxes or any valuation relating thereto; however, Tenant shall have the right, at its option and at its expense, to participate in any such contest; provided that Landlord shall have sole and exclusive decision making authority and Tenant's participation shall be advisory only. Tenant shall cooperate with Landlord in any such challenge. Should any challenge result in a reduction of Taxes or a refund of Taxes, Landlord shall first be entitled to receive its expenses incurred in such challenge, not to exceed the amount of any Taxes reduction or refund. In the event of a refund of Taxes, Tenant shall then be entitled to its Proportionate Share of such refund.

         Section 10.3. Personal Property Taxes. Tenant shall pay as they become due and payable, and before they become delinquent, all taxes levied or assessed against its leasehold interest in this Lease and against the fixtures, equipment, merchandise and other personal property located in, upon, about or affixed to the Leased Premises.

         Section 10.4. Additional Taxes for Leasehold Improvements. Any increase in Taxes specifically attributable to alterations or additions to the Leased Premises which are separately assessed shall be the sole responsibility of Tenant. Similarly, any increase in Taxes specifically attributable to alterations or additions made by other tenants in the Shopping Center which are separately assessed shall be excluded in determining Tenant's Proportionate Share of Taxes due for the Shopping Center.

                 ARTICLE 11 - REPAIRS, MAINTENANCE, ALTERATIONS

         Section 11.1. Repairs By Landlord. Landlord, at its expense, shall keep the foundations and structural portions of the wails (except plate glass or glass or other breakable materials used in structural portions) of the Leased Premises in good condition and repair and shall be responsible for replacing (but not repairing, which shall be a Common Area Charge) the roof, exterior walls, HVAC system and parking lot of the Leased Premises when and if required. Except as provided in this section 11.1 and in sections 13.1 and 14.2, Landlord shall not be obligated to make repairs, replacements or improvements of any kind to the Leased Premises or any equipment or facilities therein contained or for the exclusive use of Tenant.

         Section 11.2. Repairs By Tenant. Subject to section 14.2, Tenant shall during the Term hereto repair and maintain in good order and condition the interior of the Leased Premises, including, but not by limitation, the storefronts, show windows, doors, windows, plate and window glass, floor coverings, plumbing, heating, air conditioning, electric and sewage systems' facilities and appliances. The provisions hereof shall not apply to the repair of damage caused by fire or other casualty subject to the provisions of section 13.1.

         Section 11.3. Failure to Make Repairs. If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand in writing that Tenant make the same forthwith, and if Tenant refuses or neglects to promptly commence such repairs and complete the same with reasonable dispatch after such written demand, Landlord may make or cause such repairs to be made, and shall not be responsible to Tenant for any loss or damage that may accrue to its stock of merchandise, furniture, fixtures or business by reason thereof, provided Landlord uses reasonable care in such repairs. If Landlord makes or causes such repairs to be made, Tenant agrees that it will forthwith, on demand, pay to Landlord the costs thereof, including an administrative, construction management fee to Landlord, plus interest thereon.

         If repairs are required to be made by Landlord pursuant to the terms hereof, including, but not limited to, replacement of the roof, Tenant may demand in writing that Landlord make the same forthwith, and if Landlord refuses or neglects to promptly commence such repairs and complete the same with reasonable dispatch after such demand, Tenant may make or cause such repairs to be made, and shall not be responsible to Landlord for any loss or damage that may accrue to its fixtures or business by reason thereof provided Tenant uses reasonable care in such repairs. If Tenant makes or causes such repairs to be made, Landlord agrees it will forthwith, on demand, pay the Tenant the cost thereof, including an administrative, construction management fee to Tenant, plus interest thereon.

         Section 11.4. Access For Repairs. Upon reasonable notice to Tenant, Landlord and its agents shall have access to the Leased Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair and to make reasonable repairs which Landlord may be required to make hereunder.

         Section 11.5. Year 2000 Compliance. Landlord warrants that to its knowledge, all systems in the Building installed and owned by Landlord will not fail to operate because of a breakdown in applicable computer operations due to the arrival of the year 2000. Landlord shall not be responsible for the disruption of any utilities or other services which are sourced from off of the Leased Premises.

         Section 11.6. Alterations. Tenant shall have the right to make any alterations or additions to the Leased Premises with the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed; provided, however, that as to any changes or alterations affecting the exterior of the Leased Premises, Landlord shall have the right to withhold its consent in its sole and absolute discretion. All such alterations and additions, shall be made at Tenant's expense and shall become the property of Landlord upon termination of this Lease without payment of any additional compensation, except for any trade fixtures which shall remain the property of Tenant. Tenant shall be responsible for the payment of any increase in insurance for the Shopping Center resulting from such alterations or additions. Landlord reserves to itself the use of the exterior walls and the roof and the right to install, maintain, use and repair pipes, ducts, conduits, vents and wires leading in, through, over and under the Leased Premises, it being understood that Landlord will use reasonable efforts to avoid unreasonable interference with or disturbance of Tenant's decorations or operations within the Leased Premises in connection with such installation by Landlord.

         Section 11.7. Signs. Except as provided in section 5.5 hereof and except for the pylon sign, Tenant shall not erect or install any signs which may be seen from outside the Leased Premises without Landlord's prior written consent. Tenant, at its option, shall also have the right to install a panel on each side of the pylon sign now erected near the front of the Shopping Center along Kimberly Road, provided that the size, location, content material and design shall be subject to Landlord's prior reasonable approval. Landlord shall have the right, from time, to time, at its own expense, to add panels and/or names of other tenants of the Shopping Center to such sign, provided the sign is large enough to accommodate the same.

                             ARTICLE 12 - INDEMNITY:
                     INSURANCE: MUTUAL WAIVER OF SUBROGATION

         Section 12.1. Tenant's Indemnification. Tenant agrees to indemnify and save Landlord harmless against any and all claims, damages and expenses, including attorneys' fees for the defense thereof, arising from the conduct of the business conducted in the Leased Premises or from any default on the part of Tenant of the terms of this Lease, or from any act or negligence of Tenant, its agents, contractors, servants, employees, subleases, concessionaires or licensees, or others, in or about the Leased Premises. In case of any action or proceeding brought against Landlord by reason of any such claim, Tenant covenants to defend such action or proceeding by counsel satisfactory to Landlord. Landlord shall not be liable, and Tenant waives all claims, for damage to person or property sustained by Tenant or Tenant's employees, agents, servants, invitees and customers resulting from the building in which the Leased Premises are located or by reason of the Leased Premises or any equipment or appurtenances thereunto becoming out of repair, or resulting from any accident in or about the Leased Premises, the building in which the same are situated or resulting directly or indirectly from any act or neglect of any other tenant in the Shopping Center or the Free-standing Parcels. All property belonging to Tenant or to any occupant of the Leased Premises, the Shopping Center or the Free-standing Parcels shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof

         Section 12.2. Tenant's Insurance. Tenant agrees to maintain insurance at its own cost and expense, insuring Landlord and Tenant from all claims, demands or actions for injury or death of any one person in an amount of not less than $2,000,000, and for injury or death of more than one person in any one accident to the limit of $5,000,000 and for damage to property in an amount of not less than $1,000,000, made by or on behalf of any person or persons, firm or corporation arising from, related to or connected with the conduct and operation of Tenant's business in the Leased Premises. Tenant shall carry like coverage against loss or damage by boiler or internal explosion by boilers, if there is a boiler in the Leased Premises. No insurance shall be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of premium thereon, shall be deposited with the Landlord at the commencement of the terms and renewals thereof not less than thirty (30) days prior to the expiration of the term of such coverage. Tenant shall increase its aforementioned insurance coverage limits from time to time in such amounts as may be carried by similar prudent tenants in the area.

         Section 12.3. Landlord's Insurance. During the Term of this Lease, Landlord shall procure, and Tenant shall pay its Proportionate Share of the costs of such fire, windstorm and extended coverage insurance, sprinkler leakage insurance, rent loss insurance, worker's compensation insurance, plate glass insurance and other insurance (including additional premium for waiver of subrogation) as Landlord may deem advisable or as required by Landlord's mortgagee on the Shopping Center, at the full replacement cost thereof adjusted annually. Landlord shall also procure, and Tenant shall pay its Proportionate Share of general liability insurance with limits no less than those required of Tenant pursuant to section 12.2 above. Landlord shall provide Tenant with a certificate of such insurance, providing that such insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Tenant. Copies of such policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of premium thereon, shall be kept on deposit with Tenant. If Landlord fails to comply with this requirement, Tenant may obtain such insurance at Landlord's expense. Tenant shall pay one-twelfth (1/12th) of its annual Proportionate Share of the cost of such insurance on the first day of each month, added to the Fixed Monthly Rent. Such amount may be based on an estimate until the actual premiums are available, and when available, an adjustment shall be made and any difference shall be payable based on Tenant's Proportionate Share.

         Section 12.4. Mutual Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, neither Landlord nor Tenant shall be liable to the other for any loss or damage to property or injury to or death of persons occurring on the Leased Premises or the adjoining properties, parking areas, sidewalks, streets, alleys or passageways, or in any manner growing out of or in connection with Tenant's use and occupancy of the Leased Premises or the condition thereof or of adjoining parking areas, streets, sidewalks, alleys or passageways caused by the negligence or fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees, assignees or invitees, to the extent that such loss or damage to property or injury to or death of persons is covered or indemnified or would be covered or indemnified by insurance carried or required to be carried by the other party under the terms hereof, regardless of whether such insurance is payable to or protects Landlord, Tenant or both, or for which such party is otherwise reimbursed; and Landlord and Tenant each respectively hereby waives all right of recovery against the other, its agents, employees, subtenants, licensees, assignees or invitees for any such loss or damage to property or injury to or death of any persons to the extent the same is covered or indemnified, carried or required to be carried under the terms hereof by proceeds received from any such insurance or for which reimbursement is otherwise received. Landlord and Tenant agree to cause their respective insurance policies to contain provisions reflecting the waivers of subrogation described in this section 12.4 and to furnish proof of such waivers to the other.

                  ARTICLE 13 - DAMAGE BY FIRE OR OTHER CASUALTY

         Section 13.1. Damage by Fire or Other Casualty. If the Leased Premises shall be damaged by fire, the elements or other casualty, but are not thereby rendered untenantable in whole or in part. Landlord shall promptly cause such damage to be repaired at Landlord's sole cost and expense, without abatement of rent. If the Leased Premises shall be rendered wholly or partially untenantable, Landlord shall promptly at its expense cause the damage to be repaired. and, effective as of the date the damage occurs, the Fixed Monthly Rent and the Additional Rent shall be abated proportionately as to the portion of the Leased Premises rendered untenantable. Landlord shall promptly commence and complete such repair and shall certify to Tenant, within thirty (30) days of the date the damage occurs, its intention to repair the Leased Premises and the estimated date such repair will be completed. Notwithstanding the foregoing, if the building in which the Leased Premises are situated shall be destroyed or so damaged as to render more than fifty percent (50%) thereof untenantable, or if any destruction or damage is not covered by Landlord's insurance, then Landlord may, if it so elects, by notice in writing to Tenant within ninety (90) days after such destruction or damage, terminate this Lease.

         It is further agreed that notwithstanding the foregoing, if the Leased Premises shall be rendered wholly untenantable during the last two years of the Initial Term or any Option Term of this Lease, then either party may terminate this Lease by giving written notice thereof to the other party within thirty
(30) days after the date the damage occurs.

                           ARTICLE 14 - EMINENT DOMAIN

         Section 14.1. Entire Taking. If the whole of the Leased Premises shall be taken by any public authority under the power of eminent domain or sold under the threat of condemnation, then the Term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Landlord of such rent as shall have been paid in advance.

         Section 14.2. Tenant's Right to Terminate. If any of the floor area of the Leased Premises or more than twenty-five percent (25%) of the parking areas of the Shopping Center, shall be so taken, or the points of ingress or egress to the public roadways substantially as depicted on Exhibit C shall be taken without provision for reasonable substitute access, then Tenant shall have the right either to terminate this Lease if in its reasonable judgment its ability to operate at the Leased Premises is materially and adversely affected, or, subject to Landlords right of termination as set forth below, to continue in possession of the remainder of the Leased Premises upon notice in writing to Landlord of Tenant's intention within fifteen (15) days after such taking of possession or such impairment. In the event Tenant elects to remain in possession, and Landlord does not so terminate, all of the terms herein provided shall continue in effect except that the rent shall be proportionately and equitably abated, and Landlord, at its sole cost and expense, shall promptly make all necessary repairs or alterations to the basic building, storefront, interior work originally installed at Landlord's cost, parking or points of ingress or egress as applicable.

         Section 14.3. Landlord's Right to Terminate. In the event that more than ten percent (10%) of the Shopping Center, including the Free-standing Parcels, is so taken or if any of the floor area of the Leased Premises, or if more than twenty-five percent (25%) of the parking spaces of the Shopping Center, including the Free-standing Parcels, shall be taken, then Landlord shall have the right to terminate this Lease at the time and with the rent adjustment as provided above in this Article, by giving Tenant written notice of termination within thirty (30) days after the taking of possession by such public authority.

         Section 14.4. Damages. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of the Landlord; provided, however, that (i) Landlord shall not be entitled to the award made to Tenant for relocation expense, leasehold improvements installed by and at the expense of Tenant and depreciation to and cost of removal of stock and fixtures, and (ii) Landlord shall be entitled to any damages (excluding damages described in subsection (i) above) awarded for such taking to the extent of the cost of any repairs or alterations which Landlord is required to make pursuant to this Lease.

                     ARTICLE 15 - ASSIGNMENT AND SUBLETTING

         Section 15.1. Consent Required. Tenant shall not voluntarily or by operation of law assign or encumber this Lease, in whole or in part, nor sublet all or any part of the Leased Premises (collectively referred to as "Assignment"), without the prior consent of Landlord in each instance. The consent by Landlord to any Assignment shall not constitute a waiver of the necessity of such consent to any subsequent Assignment. Notwithstanding any Assignment, Tenant shall remain fully liable under this Lease and shall not be relieved from performing any of its obligations hereunder. As a condition to any assignment of this Lease by Tenant which is permitted under this Lease, the assignee ("Assignee") thereof shall be required to execute and deliver to Landlord an agreement, in recordable form, whereby such Assignee assumes and agrees with Landlord to observe, perform and discharge all obligations and covenants of Tenant under this Lease. Notwithstanding anything contained in this Lease or any rule or principle of law or equity to the contrary, Landlord may withhold Owner's consent to any Assignment without cause and for any reason, whether reasonable or not, unless in Landlord's sole and absolute discretion, all of the following conditions are satisfied:

                  (a) At the time Tenant requests such consent, Tenant shall deliver to Landlord such information in writing as Landlord may reasonably require, including, but not limited to, a copy of the proposed offer or agreement concerning the Assignment, the name, address, nature of business and financial statements and other evidence of the financial strength and stability of the parties, other than Tenant, to or under the Assignment.

                  (b) Such Assignment is not by operation of law.

                  (c) Such Assignment is not to or for the benefit of, either directly or indirectly, any tenant of or in the Shopping Center.

                  (d) Tenant is not in default under this Lease.

                  (e) The Assignee is reputable, responsible and able to demonstrate experience in its business.

                  (f) The net worth of the Assignee as shown by the financial statements adjusted for any materially adverse changes since the date thereof must be equal to at least three (3) times the total of all rent and other amounts due under this Lease during the entire Term thereof based upon Landlord's reasonable estimate of any unknown parts or components of said rent or other amounts due under this Lease.

                  (g) The use to be made of the Leased Premises by the Assignee is consistent with the use permitted under this Lease and does not conflict with the mix of tenants in or the merchandising concept of the Shopping Center and the Free-standing Parcels, and will not require more parking spaces than permitted hereunder.

         Tenant shall have the right to sublet not more than fifty percent (50%) of the Leased Premises to John Deere Company (or a related entity of John Deere Company) without the consent of Landlord, and such subletting shall not be deemed to be an "Assignment." Tenant agrees to notify Landlord of such subletting to John Deere Company prior to the effective date of such subletting.

         Section 15.2. Landlord's Right to Terminate. Notwithstanding anything contained in this

Lease to the contrary, Landlord shall have the right, exercisable within thirty
(30) days after receipt of all of the information set forth in section 15.1 above, to terminate this Lease if the Assignment relates to all of the Leased Premises; or if the Assignment relates only to a portion of the Leased Premises, the Landlord shall have the right to terminate this Lease with respect to such portion and the Fixed Annual Minimum Rent payable by Tenant under this Lease shall abate in the proportion that the area of the Leased Premises for which this Lease is terminated bears to the Rentable Floor Area of the Leased Premises. If Landlord exercises such right, Tenant shall surrender possession of the Leased Premises or such portion thereof, as the case may be, not less than sixty (60) days and not more than ninety (90) days following Landlord's notice of exercise of its rights hereunder in accordance with all of the provisions of this Lease relating to the surrender of the Leased Premises at the expiration of the Lease Term and all rent and other charges shall be deemed to be adjusted accordingly, and this Lease shall be deemed to be amended accordingly as of the date of actual surrender. If Landlord terminates this Lease pursuant to this
Section 15.2 during the Initial Term, Landlord shall reimburse Tenant for the unamortized value of Tenant's leasehold improvements. For the purpose of this provision, Tenant's leasehold improvements shall not exceed $5.00 per square foot and shall be amortized over a period of 60 months.

         Section 15.3. Transfer by Landlord. If Landlord conveys or transfers its interest in the Shopping Center or in this Lease (which sale or transfer may be effected without Tenant's consent), upon such conveyance or transfer, Landlord (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be entirely released and relieved from all liability with respect to the performance of any covenants and obligations on the part of Landlord to be performed under this Lease from and after the date of such conveyance or transfer, provided that any amounts then due and payable to Tenant by Landlord (or by the then grantor or transferor) or any other obligation then to be performed by Landlord (or by the then grantor or transferor) for Tenant under any provisions of this Lease, shall either be paid or performed by Landlord (or by the then grantor or transferor) or such payment or performance assumed by the grantee or transferee, it being intended hereby that the covenants and obligations on the part of Landlord to be performed under this Lease shall be binding on Landlord, its successors and assigns, only during and in respect of their respective periods of ownership of an interest in the Shopping Center or in this Lease.

         Section 15.4. Corporate or Partnership Ownership. If at any time during the Term a cumulative total of more than forty-nine percent (49%) of the voting stock or units of Tenant (if Tenant shall be a corporation or limited liability company) or more than forty-nine percent (49%) of the general partner's interest (if Tenant shall be a partnership) shall be transferred, directly or indirectly, by sale, assignment, gift or in any other manner, any such transfer shall, unless made with Landlord's prior consent, be deemed an unauthorized Assignment of this Lease and default by Tenant under this Lease; provided, however, Landlord hereby consents to a transfer of Tenant's voting stock to any party who controls, is controlled by or under common control with Tenant and consents to a transfer to any party who acquires all or substantially all of Tenant's assets. The consent by Landlord to any such transfer shall not constitute the waiver of the necessity of such consent of any subsequent transfer.

                       ARTICLE 16 - SUBORDINATION OF LEASE

         Section 16.1. Subordination. Tenant agrees that Tenant's rights under this Lease are and shall always be subordinate to the lien of any mortgage or mortgages or trust deeds now or hereafter placed from time to time upon the Leased Premises, including any mortgages upon the Leased Premises as of the date of this Lease. Tenant shall, upon written notice from Landlord, execute such other and further instruments or assurances subordinating this Lease to the lien or liens of any mortgage or mortgages or trust deed, or should the Landlord so request, this Lease shall be prior in right to any such lien, mortgage or deed of trust, and Tenant shall, upon Landlord's request, execute such instruments as may be required to establish such priority. Landlord shall comply with the terms of any mortgage placed upon the Leased Premises.

         Section 16.2. Nondisturbance and Attornment. Landlord covenants and agrees with Tenant, however, that the foregoing subordination shall be of no effect, nor shall Tenant be required to execute any such instrument required to establish such priority, unless the holder of any mortgage, mortgages or trust deed ("Lender") agrees and enters into a nondisturbance and attornment agreement with Tenant in a form reasonably satisfactory to Lender and Tenant, wherein Tenant is assured that should Tenant perform each and every covenant of this Lease, Tenant will be allowed to remain in undisturbed possession of the Leased Premises through the Term of this Lease as provided for herein, and wherein Tenant will attorn to and recognize the Lender as Tenant's landlord and the Lender will accept such attornment, assume Landlord's obligations hereunder and recognize Tenant's rights under this Lease.

                     ARTICLE 17- TITLE AND QUIET POSSESSION

         Section 17.1. Quiet Possession. Landlord covenants and warrants that it has full right and authority to enter into this Lease for the full term hereof and that subject to Force Majeure it will deliver the Leased Premises free and clear of all tenancies or occupancies at the Commencement Date. Landlord further covenants that Tenant, upon paying the Fixed Monthly Rent and Additional Rent and upon performing the covenants and agreements hereof to be kept and performed by Tenant, will have, hold and enjoy quiet possession of the Leased Premises and all rights, easements, appurtenances and privileges relating thereto.

                        ARTICLE 18 - HAZARDOUS SUBSTANCES

         Section 18.1. Hazardous Substances. Landlord represents and warrants that to its knowledge, the Leased Premises and the Land underlying the Shopping Center are in compliance with all applicable federal, state and local laws and regulations pertaining to health, safety and environmental protection. Landlord, at its expense, shall cause such soil borings and other environmental tests to be conducted on the land underlying the Shopping Center as are, in Landlord's reasonable opinion, sufficient to establish the accuracy of the foregoing representation. Any test results shall be certified to Landlord and Landlord shall deliver a copy of such results to Tenant. Except for the migration of petroleum products under the access from Kimberly Road due to an off site discharge, as of the date of this Lease, Landlord has not caused or permitted to be caused, and during the Term of this Lease, neither Tenant nor Landlord shall cause, or permit to be caused the disposal, discharge, deposit, storage, injection, dumping, spilling, leaking or placing of any petroleum products or any hazardous or toxic substances, pollutants, contaminants or other substances, the use, storage or disposal of which is regulated by any state or federal statute or regulation (collectively "Hazardous Substances"), on the Land underlying the Shopping Center. All costs, charges, fines, penalties and other expenses of whatever kind or nature, contingent or otherwise, associated with the presence or removal of any Hazardous Substances not caused by the Tenant shall be the responsibility of Landlord and shall not be included in Common Area Charges. Each party agrees to indemnify and hold the other harmless from, any and all claims, obligations and liabilities, costs, expenses and attorneys' fees (including attorneys' fees for enforcement of this indemnity) suffered or imposed as a result of such party's actions and the enforcement of any federal, state or local law or regulation or common law pertaining to health, safety or environmental protection. Neither party shall indemnify the other from any claims, costs and expenses arising from the existence of Hazardous Substances caused by the indemnitee or its employees. This indemnity shall survive the expiration or termination of this Lease.

                          ARTICLE 19 - MECHANICS' LIENS

         Section 19.1. Mechanics' Liens. Tenant agrees to pay when due all sums of money that may become due for any labor, services, materials, supplies or equipment furnished to or for Tenant in, upon or about the Leased Premises and which may be secured by any mechanic's, materialman's or other lien against the Leased Premises, and will cause each such lien to be fully discharged and released at the time the performance of any obligation secured by any such lien matures and/or becomes due. Landlord shall have the right to post and maintain on the Leased Premises notices of nonresponsibility under the laws of the State of Iowa.

         Section 19.2. Right to Contest. Notwithstanding anything contained herein, Tenant shall have the right, in good faith, to contest any amounts claimed to be due for labor, services, materials, supplies or equipment alleged to have been furnished or to be furnished to or for Tenant, provided, however, that Tenant advises Landlord of such contest and, upon Landlord's request, posts reasonable security to secure Landlord's interest against any such lien.

                          ARTICLE 20 - ADDITIONAL RENT

         Section 20.1. Additional Rent. In addition to Fixed Monthly Rent, all other payments required to be paid by Tenant under the provisions of this Lease shall be treated as additional rent ("Additional Rent"), whether or not the same be designated as such. All payments required to be paid by Tenant under the provisions of this Lease shall bear interest, commencing fifteen (15) days after the due date of each payment (or from the date of advancement of funds by Landlord if the funds are payable on demand) and continuing until the date actually paid by Tenant, at the lower of (a) 18% per annum, or (b) the highest rate of interest permitted under the laws of the State of Iowa to be charged to Tenant upon such delinquent payment.

                          ARTICLE 21- DEFAULT BY TENANT

         Section 21.1. Events of Default. The occurrences of any one or more of the following events shall constitute a default by Tenant in the terms and covenants of this Lease:

                  (a) Tenant fails, neglects or refuses to pay Fixed Monthly Rent or Additional Rent under this Lease at the time and in the amounts as herein provided, and such default is not cured within ten (10) days after notice thereof in writing given to Tenant by Landlord;

                  (b) Any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act is filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal is instituted to declare Tenant insolvent or unable to pay its debts, and the same is not dismissed or discharged within sixty
         (60) days after such action is commenced;

                  (c) The making of any assignment of Tenant's property for the benefit of creditors, or the Leased Premises are taken under a levy of execution or attachment in an action against Tenant, and in the case of any assignment, such assignment is not dismissed and discharged within sixty (60) days after such assignment; or

                  (d) Tenant fails, neglects or refuses to keep and perform any of the other terms, covenants, conditions, stipulations or agreements herein contained and covenanted and agreed to be kept and performed by it, and such default is not cured within thirty (30) days after notice thereof in writing given to Tenant by Landlord; provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice and is diligently proceeding in compliance with said notice, or has taken proper steps or proceedings, under the circumstances, to prevent the seizure, destruction, alteration or other interference with the Leased Premises by reason of noncompliance with the requirements of any law or ordinance or with the rules, regulations or directions of any governmental authority.

         Section 21.2. Remedies. In the event of any uncured default by Tenant hereunder, Tenant hereby authorizes and empowers Landlord to:

                  (a) Cancel and terminate this Lease and immediately reenter and take possession of the Leased Premises without the requirement of any previous notice of intention to reenter, and to remove all persons and their property therefrom using such force and assistance in effecting and perfecting such removal as Landlord may deem reasonably necessary to recover full and exclusive possession of the Leased Premises. No such reentry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction; or

                  (b) Reenter and take possession of the Leased Premises in the manner provided in subparagraph (a) hereof without such reentry constituting a cancellation or termination of this Lease or a forfeiture of the Fixed Monthly Rent or Additional Rent payable hereunder or of the covenants, agreements and conditions to be kept and performed by Tenant for and during the remainder of the Term hereof

         In the event Landlord reenters and takes possession of the Leased Premises as set forth in this section 2 1.2(b):

                           (i) Landlord shall have the right but not the obligation to divide or subdivide the Leased Premises in any manner it may reasonably determine and to Lease or let the same or portions thereof for such periods of time, at such rentals, for such use and upon such terms, covenants and conditions as it may reasonably elect, applying the net rentals from such letting first to the payment of its expenses incurred in dispossessing Tenant and to the payment of any brokerage commissions or other necessary expenses incurred in connection with such dispossession and reletting including Landlord's reasonable attorneys fees. The balance, if any, shall be applied by Landlord, from time to time, but in any event no less than once each month, on account of the payments due or payable by Tenant hereunder.

                           (ii) Landlord, may, from time to time, bring such actions or proceedings for the recovery of any deficits remaining unpaid or to enforce any other covenant or condition herein contained as it may deem advisable without being obligated to wait until the end of the Term hereof for a final determination of Tenant's account, and the commencement or maintenance of one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals or defaults under and pursuant to the provisions hereof In addition to any other remedies it may have, Landlord may recover from Tenant all damages it may incur by reason of Tenant's default, including the cost of recovering the Leased Premises, reasonable attorneys' fees, including the excess, if any, of the amount of rent and other charges reserved in this Lease for the remainder of the stated Term over the then actual rental value of the Leased Premises for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the amount of rent which would be payable by Tenant hereunder, the annual rent for each year of the unexpired Term hereof shall be equal to the actual Fixed Monthly Rent due under this Lease for the remainder of its Term.

                           (iii) Any balance remaining, however, after full
                  payment and liquidation of Landlord's account as aforesaid shall be paid to Tenant at the end of the Term hereof, with the right reserved to Landlord at any time to give notice in writing to Tenant of its election to cancel and terminate this Lease and all of Tenant's rights and obligations hereunder, and, upon the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balances in Tenant's favor that may at the time be owing to it shall constitute a final and effective cancellation and termination hereof and the obligations hereunder on the part of either party to the other.

         Section 21.3. Landlord's Right to Cure. In the event that Tenant shall fail to cure any default noticed hereunder, Landlord may, at its option, take such reasonable steps as shall be required to cure the default of Tenant, and in such event such amount as shall be reasonably expended by Landlord, including reasonable attorneys' fees, shall become due and payable to Landlord by Tenant. All payments required to be paid by Tenant under this Article shall bear interest as provided in Article 20 hereof

         Section 21.4. Remedies Cumulative. No remedy or election hereunder by Landlord shall be deemed exclusive, but shall, wherever possible, be cumulative with other remedies at law or in equity.

                        ARTICLE 22 - DEFAULT BY LANDLORD

         Section 22.1. Notice of Default. Landlord shall be charged with default in the event Landlord falls to keep or perform any of its covenants or obligations hereunder and such failure continues for thirty (30) days after notice thereof in writing by Tenant to Landlord; provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Landlord shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice and is diligently proceeding in compliance with said notice, or has taken proper steps or proceedings, under the circumstances, to prevent the seizure, destruction, alteration or other interference with the Leased Premises by reason of noncompliance with the requirements of any law or ordinance or with the rules, regulations or directions of any governmental authority.

         Section 22.2. Tenant's Right to Cure. In the event that Landlord shall fall to cure any default noticed hereunder, Tenant may, at its option, but without any obligation to do so, take such reasonable steps as shall be required to cure the default of Landlord, and in such event, the amount reasonably expended by Tenant, including reasonable attorneys' fees, shall become due and payable to Tenant by Landlord. All payments required to be paid by Landlord under this Article shall bear interest at the lower of (a) eighteen percent (18%) per annum or (b) the highest rate of interest permitted under the laws of the State of Iowa from the date expended by Tenant until the date actually paid by Landlord.

         Section 22.3. Remedies Cumulative. No remedy or election hereunder by Tenant shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                             ARTICLE 23 - GOING DARK

         Section 23.1. Going Dark: Notice: Termination. Nothing in this Lease shall be construed to require Tenant to continuously operate its business in the Leased Premises; however, if Tenant intends to discontinue operation in the Leased Premises, Tenant shall give Landlord notice of such intention not later than one hundred twenty (120) days prior to the date of such discontinuance ("Going Dark Notice"). Landlord shall thereafter have the right and option to cancel the remaining Term of this Lease by giving Tenant notice of Landlord's exercise of such option to cancel ("Notice of Cancellation"). If Landlord exercises its option to cancel and serves the Notice of Cancellation, Tenant shall vacate the Leased Premises on the date specified in the Going Dark Notice. The Term of this Lease shall in such event be automatically terminated as of the date on which Tenant vacates the Leased Premises or as of the date specified in Landlord's Notice of Cancellation, whichever is later. Upon such termination Landlord and Tenant shall be released from all liabilities thereafter accruing under this Lease.

         In the event Tenant ceases to operate its business without giving the Going Dark Notice as provided above, Tenant shall be deemed to have "gone dark" if for a consecutive thirty-day (30) period Tenant has not conducted business to the public, excluding for purposes of such determination any periods during which Tenant is not conducting business due to repair, remodeling or Force Majeure. At any time after the expiration of the 30-day going dark period described in this section 23.1, Landlord shall have the right to cancel this Lease by serving Tenant with a written Notice of Cancellation, which cancellation shall be effective on the date specified therein, which date shall be not earlier than thirty (30) days after Tenant's receipt thereof Upon such termination Landlord and Tenant shall be released from all liabilities thereafter accruing under this Lease.

         Section 23.2. Continuation of Lease. If Tenant serves the Going Dark Notice and thereafter ceases its operation in the Leased Premises, and Landlord fails to cancel the remaining Term of this Lease, then and in such event Tenant's right to extend the Term of this Lease as set forth in section 2.2 hereof shall become null and void and unexercisable to the extent not previously exercised prior to the discontinuance of Tenant's business in the Leased Premises.

         Landlord's right to terminate this Lease shall continue for so long as the Leased Premises remain "dark." If Tenant or any Assignee or subtenant shall reopen the Leased Premises for business or shall sublet or assign the Leased Premises, but Tenant or such Assignee or subtenant shall later go dark, Landlord shall again have all of the rights and remedies provided in this Article 23.

         Section 23.3. Failure to Serve Going Dark Notice. If Tenant fails to give the Landlord Tenant's Going Dark Notice, Landlord shall have all the rights and remedies set forth in sections 23.1 and 23.2 hereof

                              ARTICLE 24 - NOTICES

         Section 24.1. Form of Notice. All notices, demands, requests, approvals, consents or other communications which are required or permitted to be given by either party to the other shall be in writing and shall be delivered to the respective party in person, by registered or certified mail, by overnight courier or by facsimile communication, at the following address, or to such other place as may be designated by the parties in writing:

         Landlord:         Partnership 1010, LLP
                           Attention:  G. Larry Griffith
                           2200 Pillsbury Center South
                           220 South Sixth Street
                           Minneapolis, Minnesota 55402
                           Facsimile No. 612-340-2644

         Tenant:           National TechTeam, Inc.
                           27345 West Eleven Mile Road
                           Southfield, Michigan 48034
                           Attention:  Michael Sosin
                           Facsimile No. 248-357-2570

         Section 24.2. Time of Delivery. Personal service shall be deemed given at the time that it is delivered to such party; mailed notice shall be deemed given when deposited in the United States mail, properly addressed to the respective party; and couriered service and facsimile service shall be deemed given when the notice is received.

                       ARTICLE 25 - SURRENDER OF PREMISES

         Section 25.1. Surrender. Tenant shall, upon termination of this Lease, whether by lapse of time or otherwise, surrender to Landlord the Leased Premises, together with all improvements, replacements and alterations thereto (except for Tenant's trade fixtures), broom clean and in such order, condition and repair as the Leased Premises were in on the date the Initial Term commenced, except for ordinary wear and tear and loss by casualty.

         Section 26.1. Content of Certificate. At any time, and from time to time, each party shall, within fifteen (15) days after written request therefor from the other party, deliver to such party a statement in writing certifying that this Lease is in full force and effect, setting forth all modifications or amendments which exist with respect thereto, the dates to which Fixed Monthly Rent has been paid, the balance of any security deposit held by the other party and all known breaches by the other party of the terms, covenants and conditions hereof

         Section 26.2. Failure to Deliver Certificate. The failure of either party to furnish the statement required hereby within the said fifteen (15) day period shall be deemed to be an acknowledgment by the party requested to give such statement that this Lease is in full force and effect, without modification or amendment, that the Fixed Monthly Rent has been paid in full to and including the respective due dates therefor immediately preceding the date of such request, that no rent has been paid in advance of the due date therefor as set forth herein, that no security deposit is held by the party requesting such statement and that the party requesting such statement has performed all of the terms, covenants and agreements required of it hereunder.

                         ARTICLE 27 - ACCESS TO PREMISES

         Section 27.1. Access to Premises. Landlord shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located or any other portion of the Shopping Center, so long as Landlord's activities do not unreasonably interfere with the conduct of Tenant's business.

         Section 27.2. Display by Landlord. Landlord or its agents shall have the right during all business hours to exhibit the Leased Premises to prospective purchasers and lenders, and during the last six (6) months of the Term of this Lease, to place and maintain on the Leased Premises reasonable signs advertising the availability of the Leased Premises for rent, and to exhibit the Leased Premises to prospective tenants during normal business hours. The rights reserved to Landlord or its agents pursuant to this paragraph shall not be exercised in such a manner so as to interfere with Tenant's use of the Leased Premises. Landlord shall not place "For Sale" signs or "For Rent" signs relating to other space in the Shopping Center in close proximity to the Leased Premises.

                       ARTICLE 28 - RIGHT OF FIRST REFUSAL

         Section 28.1. Tenant's Right of First Refusal. If, at any time prior to the seventh anniversary of the Commencement Date, Landlord receives a bona fide written Offer ("Offer") to lease any of the space adjoining the Leased Premises identified on Exhibit A attached hereto ("First Refusal Space"), and if Landlord is prepared to accept the Offer, Landlord will give Tenant written notice of the Offer, together with a copy of the Offer. Tenant will have 10 business days after receipt of such notice in which to notify Landlord that Tenant exercises its option to lease such space upon the terms contained in the Offer. If Tenant fails to give such notice to Landlord within such 10-business-day period, or if Tenant gives Landlord written notice that Tenant does not desire to lease the space upon the terms contained in the Offer, Landlord shall be free to lease such space to the third party upon the terms contained in the Offer, provided that the lease for such space is executed by Landlord and the third tenant not later than 120 days after the date that such 10-business-day period expires. If Tenant fails or declines to lease the First Refusal Space and (i) the lease with the third-party tenant is not consummated within such 120-day period, or (ii) the economic terms of the Offer are thereafter changed to the end that the revised lease proposal ("Revised Offer") is less than 95% of the original offer, or (iii) the length of the Lease term or the nature and/or number of any options to renew are changed and are more onerous to the Landlord, then, in any of such events, Tenant's right of first refusal shall be revived, and Landlord shall submit the Revised Offer to Tenant, and Tenant shall have 10 business days to respond, as set forth above. Tenant must exercise its right of first refusal as to all of the space covered by the Offer, including space outside of the First Refusal Space, if such additional space is included in the Offer. If the Offer does not include all of the First Refusal Space, and Tenant fails or declines to lease the space covered by the Offer, Tenant's right of first refusal shall continue in full force and effect as to the remainder of the First Refusal Space provided that such remainder space is contiguous to the Leased Premises.

                           ARTICLE 29 - MISCELLANEOUS

         Section 29.1. Waiver. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part thereof, or the right of the party to thereafter enforce each and every such provision, right or remedy.

         Section 29.2. Relationship of Landlord and Tenant. Nothing contained herein shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

         Section 29.3. Choice of Laws. The laws of the State of Iowa shall govern the validity, performance and enforcement of this Lease.

         Section 29.4. Invalidity: Severability. The invalidity or unenforceability of any provision hereof shall not affect or impair the validity of any other provision.

         Section 29.5. Captions. The section captions herein are for convenience only and do not define, limit or construe the contents of such sections.

         Section 29.6. Short-Form Lease. At the request of either party to this Lease, the other party shall enter into a short form Lease for the purpose of recording the same in lieu of recording this Lease, which, without the express written consent of both parties, shall not be recorded.

         Section 29.7. Complete Agreement. This Lease and the exhibits attached hereto and forming a part hereof set forth all of the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or undertakings, either oral or written, between them except those herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by both parties hereto.

         Section 29.8. Force Majeure. In the event that either party hereto is delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease ("Force Majeure"), then performance of such act shall be excused for the period equivalent to the period of such delay.

         Section 29.9. Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart. Execution by both parties of different copies of this Lease shall be deemed due execution.

         Section 29.10. Landlord and Tenant. The words "Tenant" and "Landlord" shall be deemed and taken to mean each and every person or party mentioned as a Tenant or Landlord herein, whether one or more. If there shall be more than one Tenant or Landlord, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, a limited liability company, or a group of two or more individuals, partnerships, corporations or limited liability companies. The necessary grammatical changes required to make the provisions hereof apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, companies, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

         Section 29.11. Successors and Assigns. The terms, covenants and conditions hereof shall bind and inure to the benefit of the parties hereto and their legal representatives, successors and assignees; provided, however, that this Lease may be assigned only as permitted in section 15.1 hereof

         Section 29.12. Consent. The parties agree that whenever under this Lease provision is made for securing the written consent, permission or approval of either party, that such written consent, permission or approval shall not be unreasonably withheld, conditioned or delayed, except for (i) Landlord's consent relating to the use of the Leased Premises under section 7.1., (ii) Landlord's consent concerning exterior alterations and additions under section 11.5 and
(iii) Landlord's consent to assignment and subletting under Article 15.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                                LANDLORD:


                                                PARTNERSHIP 1010, LLP




                                                TENANT:

                                                NATIONAL TECHTEAM, INC.